SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 9, 1998




                                PHS BANCORP, INC
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                                  23-2744266
------------------------------   -------------   -------------------------------
(State or other jurisdiction      (File No.)        (IRS Employer
     of incorporation)                              Identification
                                                       Number)


1427 Seventh Avenue, Beaver Falls, Pennsylvania          15010
-------------------------------------------------   ----------------------------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (724) 846-7300
                                                     -------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                PHS BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

         On November 9, 1998, Peoples Home Savings Bank, a Pennsylvania-chartered savings bank ("Bank"), completed its stock holding company reorganization, whereby the Bank became the wholly owned subsidiary of PHS Bancorp, Inc., a Pennsylvania corporation ("PHSB"). PHSB is majority owned by PHS Bancorp, M.H.C., a Pennsylvania chartered mutual holding company.

         Pursuant to an agreement and plan of reorganization dated May 21, 1998, each share of Bank common stock were exchanged for one share of common stock of PHSB.

         Registrar and Transfer Company, Cranford, New Jersey is PHSB's transfer agent.

         The filing of this Form 8-K by the Registrant registers the common stock of PHSB with the Securities and Exchange Commission under Section 12(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and its common stock succeeded the Bank's common stock on the Nasdaq National Market under the symbol "PHSB" on November 10, 1998.

         The Bank previously filed Exchange Act reports with the Federal Deposit Insurance Corporation.

         A copy of a press release issued November 9, 1998 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c)      Exhibits:

                  2        Agreement and Plan of Reorganization.

                  99       Press Release dated November 9, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        PHS BANCORP, INC.



Date: November 9, 1998                  By:      /s/James P. Wetzel, Jr.
                                                 -------------------------------
                                                 James P. Wetzel, Jr.
                                                 President